EXHIBIT 1
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                             JOINT FILING AGREEMENT
                             ----------------------

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned agree that only one statement containing the information required by Schedule 13G need be filed by each of the undersigned with respect to the ownership by each of the undersigned of shares of stock of Tyco International Ltd. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.


Canaan Venture Limited Partnership
By:     Canaan Management Limited Partnership
        Its General Partner
By:     Canaan Venture Partners L.P.
        Its General Partner

By:                   *
        -----------------------------
        General Partner


Canaan Venture Offshore Limited Partnership C. V.
By:     Canaan Management Limited Partnership
        Its General Partner
By:     Canaan Venture Partners L.P.
        Its General Partner

By:                   *
        -----------------------------
        General Partner


Canaan Management Limited Partnership
By:     Canaan Venture Partners L.P.
        Its General Partner

By:                   *
        -----------------------------
        General Partner


Canaan Offshore Management, N.V.

By:                   *
        -----------------------------
        Director


Canaan Venture Partners L.P.

By:                   *
        -----------------------------
        General Partner

                               Page 12 of 16 Pages

                      *
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Harry T. Rein


                      *
-------------------------------------
James J. Fitzpatrick


                      *
-------------------------------------
Gregory Kopchinsky


                      *
-------------------------------------
Eric A. Young






                                                *By: /s/ Guy M. Russo
                                                     --------------------------
                                                     Guy M. Russo
                                                     Attorney-in-Fact

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This Schedule 13G was executed by Guy M. Russo pursuant to Powers of Attorney filed with the Securities and Exchange Commission on April 14, 1997, in connection with a Schedule 13D for Alarmguard Holdings, Inc., which Powers of Attorney are incorporated herein by reference and copies of which are attached hereto as Exhibit 2.




                               Page 13 of 16 Pages